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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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 Date of Report (Date of earliest event reported): April 24, 2001
                                                   (April 24, 2001)




                           UNITED TELEVISION, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-8411                 41-0778377
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 (State or other jurisdiction of        (Commission             (IRS Employer
      incorporation)                     File Number)        Identification No.)


                       132 SOUTH RODEO DRIVE, 4TH FLOOR
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                         BEVERLY HILLS, CALIFORNIA        90212
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 281-4844


                                     N/A
                                     ---
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated April 24, 2001, incorporated herein by reference and included as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

         99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on April 24, 2001.


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED TELEVISION, INC.




Date: April 24, 2001

                                    By:   /s/    GARTH  S. LINDSEY
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                                          Name:  Garth S. Lindsey
                                          Title: Executive Vice President
                                                 and Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)




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                                  EXHIBIT INDEX


EXHIBIT NO.          EXHIBIT
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99.1     Joint Press Release issued by The News Corporation Limited, Chris-Craft
         Industries, Inc., BHC Communications, Inc. and United Television,
         Inc. on April 24, 2001.